                                    FORM OF
                       FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of November 12, 1997, is entered into among Sun Healthcare Group, Inc., a Delaware corporation ("Borrower"), the entities listed on the signature pages hereto as Lenders (collectively, "Lenders"), the co-agents listed on the signature pages hereto as Co-Agents (collectively, the "Co-Agents"), and NationsBank of Texas, N.A., as Administrative Agent (in said capacity, "the Administrative Agent").


                                  BACKGROUND

    The Borrower, certain of the Lenders (herein, the "Existing Lenders"), the Co-Agents and the Administrative Agent heretofore entered into that certain Credit Agreement, dated as of October 8, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

    The Borrower, the Lenders, the Co-Agents and the Administrative Agent desire to amend the Credit Agreement to, among other things, (a) add certain of the Lenders as Lenders thereto (herein, the "New Lenders"), (b) extend the Maturity Date and (c) make certain other changes thereto.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Agents and the Administrative Agent covenant and agree as follows:

    1.   AMENDMENTS TO CREDIT AGREEMENT.

    (a)  The definition of "APPLICABLE BASE RATE MARGIN" set forth in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "APPLICABLE BASE RATE MARGIN" means the following per annum percentages, applicable in the following situations:


                                            Facility A Term
                                              Loan Advances       Facility B    Facility C
                                              and Revolving       Term Loan     Term Loan
                Applicability                Credit Advances      Advances       Advances
                -------------               ----------------      ----------    ----------

     (a)  INITIAL PRICING PERIOD                  1.00%              1.25%        1.50%


                                            Facility A Term
                                              Loan Advances       Facility B    Facility C
                                              and Revolving       Term Loan     Term Loan
                Applicability                Credit Advances      Advances       Advances
                -------------               ----------------      ----------    ----------

     (b)  SUBSEQUENT PRICING PERIOD

          (i)   The Leverage Ratio is equal        1.00%              1.25%        1.50%
                to or greater than 6.00 to 1

          (ii)  The Leverage Ratio is less         0.75%              1.25%        1.50%
                than 6.00 to 1 but is equal
                to or greater than 5.50 to 1

          (iii) The Leverage Ratio is              0.50%              1.25%        1.50%
                less than 5.50 to 1 but
                is equal to or greater
                than 5.00 to 1

          (iv)  The Leverage Ratio is less         0.25%              1.25%        1.50%
                than 5.00 to 1 but is equal
                to or greater than 4.50 to 1

          (v)   The Leverage Ratio is less         0.00%              1.00%        1.25%
                than 4.50 to 1 but is equal
                to or greater than 4.00 to 1

          (vi)  The Leverage Ratio is less         0.00%              0.75%        1.00%
                than 4.00 to 1


    During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Leverage Ratio; PROVIDED, that each adjustment in the Applicable Base Rate Margin shall be effective as of the fifth day following the date of receipt by the Administrative Agent of the financial statements required pursuant to
    SECTION 6.1 or 6.2 hereof (and corresponding Compliance Certificate), as appropriate. If financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Agent by the fifth day following the date required pursuant to SECTION 6.1 or 6.2 hereof, as appropriate, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is equal to or greater than 6.00 to 1 until such time as such financial statements and Compliance Certificate are received.

    (b)  The definition of "APPLICABLE LIBOR RATE MARGIN" set forth in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "APPLICABLE LIBOR RATE MARGIN" means the following per annum percentages, applicable in the following situations:

                                            Facility A Term
                                              Loan Advances       Facility B    Facility C
                                              and Revolving       Term Loan     Term Loan
                Applicability                Credit Advances       Advances      Advances
                -------------               ----------------      ----------    ----------

     (a)  INITIAL PRICING PERIOD                   2.50%              2.75%        3.00%

     (b)  SUBSEQUENT PRICING PERIOD

          (i)    The Leverage Ratio is equal        2.50%              2.75%        3.00%
                 to or greater than 6.00 to 1

          (ii)   The Leverage Ratio is less         2.25%              2.75%        3.00%
                 than 6.00 to 1 but is equal
                 to or greater than 5.50 to 1

          (iii)  The Leverage Ratio is              2.00%              2.75%        3.00%
                 less than 5.50 to 1 but
                 is equal to or greater
                 than 5.00 to 1

          (iv)   The Leverage Ratio is less         1.75%              2.75%        3.00%
                 than 5.00 to 1 but is equal
                 to or greater than 4.50 to 1

          (v)    The Leverage Ratio is less         1.50%              2.50%        2.75%
                 than 4.50 to 1 but is equal
                 to or greater than 4.00 to 1

          (vi)   The Leverage Ratio is less         1.25%              2.25%        2.50%
                 than 4.00 to 1 but is equal
                 to or greater than 3.50 to 1

          (vii)  The Leverage Ratio is              1.00%              2.25%        2.50%
                 less than 3.50 to 1 but
                 is equal to or greater
                 than 3.00 to 1

          (viii) The Leverage Ratio is              0.75%              2.25%       2.50%
                 less than 3.00 to 1


    During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Leverage Ratio; PROVIDED, that each adjustment in the Applicable LIBOR Rate Margin shall be effective as of the fifth day following the date of receipt by the Administrative Agent of the financial statements required pursuant to
    SECTION 6.1 or 6.2 hereof (and corresponding Compliance Certificate), as appropriate. If financial statements (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Agent by the fifth day following the date required pursuant to SECTION 6.1 or 6.2 hereof, as appropriate, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is equal to or greater than 6.00 to 1 until such time as such financial statements and Compliance Certificate are received.

    (c) The definition of "DOMESTIC EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "DOMESTIC EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Restricted Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom
    (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, and charges and expenses related to this Agreement, (iii) charges related to settlement of the Shareholder Lawsuits and the Golden Care or SunCare Litigation as described in the Borrower's Form 10-K filed immediately prior to the Agreement Date not to exceed in aggregate amount the remainder of $31,000,000 minus any insurance proceeds received in connection with any such settlement, (iv) charges related to the RCA Acquisition, the Contour Acquisition, the Acquisition of Regency and non-recurring items recognized by RCA which would have qualified as purchase accounting adjustments had the RCA Acquisition been accounted for as a purchase rather than a pooling not to exceed $65,000,000 in aggregate amount and (v) charges taken by RCA not to exceed $20,000,000 in aggregate amount related to impairment loss, as determined by Statement of Financial Accounting Standards No. 121, provided that items, charges and expenses set forth above (including, without limitation, the charges set forth in clauses (iii), (iv) and (v) immediately preceding) shall apply to the period in which such items, charges and expenses are set forth in the financial statements delivered to the Lenders pursuant to SECTION 6.1 or 6.2 hereof, as appropriate), plus
    (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation and amortization, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Domestic EBITDA with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Domestic EBITDA shall be adjusted, on a pro-forma basis, to (i) include the Domestic EBITDA attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude the Domestic EBITDA of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000.

    (d) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of
    (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business,
    (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, and charges and expenses related to this Agreement, (iii) charges related to settlement of the Shareholder Lawsuits and the Golden Care or SunCare Litigation as described in the Borrower's Form 10-K filed immediately prior to the Agreement Date not to exceed in aggregate amount the remainder of $31,000,000 minus any insurance proceeds received in connection with any such settlement, (iv) charges related to the RCA Acquisition, the Contour Acquisition, the Acquisition of Regency and non-recurring items recognized by RCA which would have qualified as purchase accounting adjustments had the RCA Acquisition been accounted for as a purchase rather than a pooling not to exceed $65,000,000 in aggregate amount, and (v) charges taken by RCA not to exceed $20,000,000 in aggregate amount related to impairment loss, as determined by Statement of Financial Accounting Standards No. 121, provided that items, charges and expenses set forth above (including, without limitation, the charges set forth in clauses (iii), (iv) and (v) immediately preceding) shall apply to the period in which such items, charges and expenses are set forth in the financial statements delivered to the Lenders pursuant to SECTION 6.1 or 6.2 hereof, as appropriate), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation, amortization, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of EBITDA with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, EBITDA shall be adjusted, on a pro-forma basis, to (i) include the EBITDA attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude the EBITDA of any asset or group of related assets disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000.

    (e) The definition of "INTEREST PERIOD" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "INTEREST PERIOD" means, for any LIBOR Advance, the period beginning on the day the Advance is made and ending one, two, three or six months thereafter (as the Borrower shall select); PROVIDED, HOWEVER, that all of the foregoing provisions are subject to the following:

              (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless, with respect to a LIBOR Advance, the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

              (ii) any Interest Period with respect to a LIBOR Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

              (iii) the Borrower may not select any Interest Period in respect of Advances having an aggregate principal amount less than $5,000,000; and

              (iv) there shall be outstanding at any one time no more than ten Interest Periods in the aggregate.

    (f) The definition of "LETTER OF CREDIT FACILITY" is hereby amended in its entirety to read as follows:

         "LETTER OF CREDIT FACILITY" has the meaning specified in
    SECTION 2.16(a) hereof.

    (g) The definition of "LIBOR RATE" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "LIBOR RATE" means, for any LIBOR Advance for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time), two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%).

    (h) The definition of "NET CASH PROCEEDS" is hereby amended by adding "and cash equivalents" after the word "cash" appearing in the second line thereof.

    (i) The definition of "PERMITTED LIENS" set forth in Section 1.1 of the Credit Agreement is hereby amended by amending clause (f) thereof in its entirety to read as follows:

         (f) Liens created to secure Indebtedness permitted by SECTION 7.1(k) hereof, which is (i) incurred solely for the purpose of financing the acquisition of assets or an Acquisition and incurred at the time of such acquisition of assets or such Acquisition or (ii) assumed in connection with an Acquisition, so long as (A) each such Lien permitted by this subsection (f) shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof) and refinancings thereof, (B) the aggregate amount of Indebtedness related thereto does not result in a violation of SECTION 7.1(k) hereof, and (C) the aggregate amount of inventory and accounts receivable (and any proceeds thereof) secured by such Liens does not exceed at any time 5% of the aggregate amount of inventory and accounts receivable of the Borrower and its Restricted Subsidiaries;

    (j) SECTION 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

         "EXCESS CASH FLOW" means, with respect to the Borrower and its Subsidiaries on a consolidated basis, the remainder of (a) Net Operating Cash Flow minus (b) voluntary prepayments of Indebtedness which cannot be reborrowed, in each case for the four fiscal quarters immediately preceding the date of calculation.

         "FACILITY A TERM LOAN MATURITY DATE" means November 12, 2003, or the earlier date of acceleration of Facility A Term Loan Advances pursuant to
    SECTION 8.2 hereof.

         "FACILITY B TERM LOAN MATURITY DATE" means November 12, 2004, or the earlier date of acceleration of Facility B Term Loan Advances pursuant to
    SECTION 8.2 hereof.

         "FACILITY C TERM LOAN MATURITY DATE" means November 12, 2005, or the earlier date of acceleration of Facility C Term Loan Advances pursuant to
    SECTION 8.2 hereof.

         "INITIAL PRICING PERIOD" means the period from and including the Agreement Date to and including the Rate Adjustment Date.

         "NET INCOME" means net earnings (or deficit) after taxes of the Borrower and its Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

         "NET OPERATING CASH FLOW" means, for the Borrower and its Restricted Subsidiaries determined in accordance with GAAP on a consolidated basis, the remainder of (a)(i) Net Income, plus (ii) any portion of interest expense or tax expense not actually paid in cash, plus (iii) Depreciation, amortization and other non-cash charges (to the extent used in determining Net Income), plus (iv) net losses on sale of assets and non-cash write down of assets (to the extent used in determining Net Income), minus
    (b)(i) capital expenditures, plus (ii) scheduled principal payments on Indebtedness actually paid, plus (iii) net gains on sale of assets (to the extent included in determining Net Income), plus (iv) cash paid for acquisitions (including Acquisitions) and investments (including Investments), plus or minus, as the case may be, (v) any increase or decrease, as the case may be, in working capital.

         "QUARTERLY DATE" means the last day of each March, June, September and December, beginning December 31, 1997.

         "RATE ADJUSTMENT DATE" means the date which is five days following the date that the Lenders receive the financial statements of the Borrower and its Subsidiaries for March 31, 1998 required to be delivered pursuant to
    SECTION 6.1 hereof.

         "REVOLVING COMMITMENT MATURITY DATE" means November 12, 2003, or the earlier date of termination in whole of the Revolving Credit Commitment pursuant to SECTION 2.6 or 8.2 hereof.

         "SENIOR DEBT" means, as of any date of determination, determined for the Borrower and its Subsidiaries, an amount equal to the remainder of
    (a) Total Debt minus (b) Subordinated Debt.

         "SENIOR DEBT TO EBITDAR RATIO" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Senior Debt to EBITDAR Ratio shall be calculated (a) for the Borrower and its Restricted Subsidiaries on a consolidated basis and
    (b) using Domestic EBITDAR), the ratio of (i) Senior Debt as of the date of calculation to (ii) EBITDAR for the four fiscal quarters immediately preceding the date of calculation.

         "SUBSEQUENT PRICING PERIOD" means the period from and including the date which is the first day following the end of the Initial Pricing Period to and including the Release Date.

    (k) SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of "MATURITY DATE" therefrom.

    (l) SECTION 2.2(b) of the Credit Agreement is hereby amended by amending the last sentence thereof in its entirety to read as follows:

    For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by the Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date, the Facility B Term Loan Maturity Date, or the Facility C Term Loan Maturity Date, as appropriate, or prohibit or impair the Borrower's ability to comply with SECTION 2.5 or 2.8 hereof.

    (m) SECTION 2.3(a)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (ii) Interest on each Base Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date, the Facility B Term Loan Maturity Date, or the Facility C Term Loan Maturity Date, as appropriate.

    (n) SECTION 2.3(b)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (ii) Subject to SECTION 11.9 hereof, accrued and unpaid interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date, the Facility B Term Loan Maturity Date, or the Facility C Term Loan Maturity Date, as appropriate; provided, however, that if the Interest Period for such LIBOR Advance exceeds three months, interest shall also be due and payable in arrears on each three-month anniversary of the commencement of such Interest Period during such Interest Period.

    (o) SECTION 2.3(d) of the Credit Agreement is hereby amended by amending the second sentence thereof in its entirety to read as follows:

    Such interest shall be payable on the earlier of demand or the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date, the Facility B Term Loan Maturity Date, or the Facility C Term Loan Maturity Date, as appropriate, and shall accrue until the earlier of (i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default, or (ii) payment in full of the Obligations.

    (p) SECTION 2.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (a) COMMITMENT FEE. Subject to SECTION 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, a commitment fee (which shall be payable in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date) based on the daily average Unused Portion (subject to SECTION 11.9 hereof, computed on the basis of a 360-day year for the actual number of days elapsed) at the per annum percentages, applicable in the following situations:

                            Applicability                          Percentage
                            -------------                          ----------

     (i)  INITIAL PRICING PERIOD                                      0.500%

     (ii) SUBSEQUENT PRICING PERIOD

          (A)  The Leverage Ratio is greater than or equal to         0.500%
               5.00 to 1

          (B)  The Leverage Ratio is less than 5.00 to 1 but is       0.375%
               equal to or greater than 4.00 to 1

          (C)  The Leverage Ratio is less than 4.00 to 1 but is       0.300%
               equal to or greater than 3.50 to 1

          (D)  The Leverage Ratio is less than 3.50 to 1              0.250%


    During the Subsequent Pricing Period, the commitment fee shall be subject to reduction or increase, as applicable and as set forth above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio. Any such increase or decrease in such fee shall be effective on the fifth day following the date of receipt by the Administrative Agent of the financial statements required pursuant to
    SECTION 6.1 or 6.2 hereof (and corresponding Compliance Certificate), as appropriate. If such financial statements (and corresponding Compliance Certificate) are not received by the fifth day following the date required, the commitment fee shall be determined as if the Leverage Ratio is greater than or equal to 5.00 to 1 until such time as such financial statements (and corresponding Compliance Certificate) are received.

    (q) SECTION 2.5(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (c) PREPAYMENTS FROM SALES OF ASSETS. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any Restricted Subsidiary of the Borrower of any assets, including any Equity of any such Subsidiary (other than sales or dispositions of assets permitted pursuant to (A) clauses (i) through (iii) of SECTION 7.4(a) hereof, (B) clause (viii) of SECTION 7.4(a) hereof, to the extent that the aggregate book value of assets sold pursuant to such clause (vii) during any fiscal year does not exceed $1,000,000, (C) SECTION 7.16 hereof and
    (D) the Regency Sale Leaseback), the Borrower shall apply (i) an amount equal to 100% of such aggregate Net Cash Proceeds at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or disposition (but computed after giving effect on a pro forma basis to the application of Net Cash Proceeds thereof as provided herein) is equal to or greater than 5.50 to 1 or (ii) an amount equal to 50% of such aggregate Net Cash Proceeds (excluding, however, any amount of such Net Cash Proceeds which are used within 180 days of such sale or disposition to purchase assets to be used in the business of the

    Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof) at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or disposition (but computed after giving effect on a pro forma basis to the application of Net Cash Proceeds thereof as provided herein) is less than 5.50 to 1 to prepay Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances (and, thereafter, Revolving Credit Advances (or provide cash collateral in the amount of such Net Cash Proceeds for the outstanding Reimbursement Obligations to the extent that Revolving Credit Advances are not outstanding) when there are no Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances outstanding). Each such prepayment of Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid. Any prepayment of Revolving Credit Advances pursuant to this SECTION 2.5(c) shall permanently reduce the Revolving Credit Commitment by the amount of such prepayment.

    (r) SECTION 2.5(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (d) PREPAYMENT FROM SALES OF EQUITY. Concurrently with receipt of Net Cash Proceeds from the sale or issuance by the Borrower or any Restricted Subsidiary to any Person (other than the Borrower or a Restricted Subsidiary) of any Equity of the Borrower or Indebtedness convertible into any Equity in the Borrower (other than Equity issued as a result of the exercise of options or warrants in respect of such Equity), the Borrower shall apply (i)(A) an amount equal to 100% of the first $300,000,000 of aggregate Net Cash Proceeds received after the Agreement Date at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is equal to or greater than 5.50 to 1 or (B) an amount equal to 50% of the first $300,000,000 of aggregate Net Cash Proceeds received after the Agreement Date at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is less than 5.50 to 1, to prepay the Facility A Term Loan Advances, the Facility B Term Loan Advances and the Facility C Term Loan Advances (and, thereafter Revolving Credit Advances (or provide cash collateral in the amount of such Net Cash Proceeds for the outstanding Reimbursement Obligations to the extent that Revolving Credit Advances are not outstanding) when there are no Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances then outstanding), (ii)(A) an amount equal to 100% of such aggregate Net Cash Proceeds received in excess of $300,000,000 within six months after the Agreement Date (but not to exceed $250,000,000) at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is equal to or greater than 5.50 to 1 or (B) an amount equal to 50% of such aggregate Net Cash Proceeds received in excess of $300,000,000 within six months after the Agreement Date (but not to exceed $250,000,000) at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is less than 5.50 to 1 to prepay, at the Borrower's option, Revolving Credit Advances or the Facility A Term Loan Advances, the Facility B Term Loan Advances or the Facility C Term Loan Advances, and (iii)(A) an amount equal to 100% of all other such Net Cash Proceeds received at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is equal to or greater than 5.50 to 1 or (B) an amount equal to 50% of all other such Net Cash Proceeds (excluding, however, any amount of such Net Cash
    Proceeds which are used within 180 days of such sale or issuance to purchase assets to be used in the business of the Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof) received at any time that the Leverage Ratio for the fiscal quarter immediately preceding such sale or issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is less than 5.50 to 1 to prepay, at the Borrower's option, the Revolving Credit Advances or the Facility A Term Loan
    Advances, the Facility B Term Loan Advances and the Facility C Term Loan Advances. Each such prepayment of the Facility A Term Loan Advances, the Facility B Term Loan Advances, and the Facility C Term Loan Advances shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid. Any prepayment of Revolving Credit Advances pursuant to SECTION 2.5(d)(i)(A) above shall permanently reduce the Revolving Credit
    Commitment by the amount of such prepayment.

    (s) SECTION 2.5(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (e) PREPAYMENT FROM ISSUANCE OF INSTITUTIONAL DEBT. Concurrently with the receipt of Net Cash Proceeds from the issuance of Institutional Debt by the Borrower or any Restricted Subsidiary of the Borrower, the Borrower shall apply (i) an amount equal to 100% of such aggregate Net Cash Proceeds at any time that the Leverage Ratio for the fiscal quarter immediately preceding such issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is equal to or greater than 5.50 to 1 or (ii) an amount equal to 50% of such aggregate Net Cash Proceeds (excluding, however, any amount of such Net Cash Proceeds which are used within 180 days of such issuance to purchase assets to be used in the business of the Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof) at any time that the Leverage Ratio for the fiscal quarter immediately preceding such issuance (but computed after giving effect on a pro forma basis to the application of the Net Cash Proceeds thereof as provided herein) is less than 5.50 to 1 to prepay the Facility A Term Loan Advances, the Facility B Term Loan Advances and the Facility C Term Loan Advances (and, thereafter, Revolving Credit Advances (or provide cash collateral in the amount of such Net Cash Proceeds for the outstanding Reimbursement Obligations to the extent that Revolving Credit Advances are not outstanding) when there are no Facility A Term Loan Advances, Facility B Term Loan Advances, and Facility C Term Loan Advances outstanding). Each such prepayment of the Facility A Term Loan Advances, the Facility B Term Loan Advances, and the Facility C Term Loan Advances shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, Facility B Term Loan Advances, and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid. Any prepayment of Revolving Credit Advances pursuant to this SECTION 2.5(e) shall permanently reduce the Revolving Credit Commitment by the amount of such prepayment.

    (t) SECTION 2.5(f) of the Credit Agreement is hereby amended by amending the last sentence thereof in its entirety to read as follows:

    Any voluntary prepayment of any Term Loan Advance shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid.

    (u)  Section 2.5 of the Credit Agreement is hereby amended by adding a new
SECTION 2.5(g) thereto to read as follows:

         (g) PREPAYMENTS FROM EXCESS CASH FLOW. Commencing on April 15, 1999 and on each April 15 thereafter in which the Leverage Ratio as of the immediately preceding December 31 is equal to or greater than 5.50 to 1, the Borrower shall prepay the Facility A Term Loan Advances, the Facility B Term Loan Advances, and the Facility C Term Loan Advances (and, thereafter, Revolving Credit Advances (or provide cash collateral in the amount of such Net Cash Proceeds for the outstanding Reimbursement Obligations to the extent that Revolving Credit Advances are not outstanding) when there are no Facility A Term Loan Advances, Facility B Term Loan Advances, and Facility C Term Loan Advances outstanding) in an aggregate principal amount equal to 75% of Excess Cash Flow, if any, for the fiscal year ending immediately preceding each such April 15. Each such prepayment of Facility A Term Loan Advances, Facility B Term Loan Advances, and
    Facility C Term Loan Advances shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, the Facility B Term Loan Advances, and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid.

    Any prepayment of Revolving Credit Advances pursuant to this SECTION 2.5(g) shall permanently reduce the Revolving Credit Commitment by the amount of such prepayment.

    (v) SECTION 2.6(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (b) MANDATORY REDUCTION. On the Revolving Commitment Maturity Date, the Revolving Credit Commitment shall automatically reduce to zero. In addition, the Revolving Credit Commitment shall be permanently reduced by the amount of any prepayment of the Revolving Credit Advances (or cash collateral provided in respect of Reimbursement Obligations) pursuant to SECTIONS 2.5(c), 2.5(d)(i)(A) 2.5(e) and 2.5(g) hereof.

    (w) SECTION 2.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

    Section 2.8    PAYMENT OF PRINCIPAL OF ADVANCES.

         (a) REVOLVING CREDIT ADVANCES. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Revolving Credit Advances shall be due and payable on the Revolving Commitment Maturity Date.

         (b) FACILITY A TERM LOAN ADVANCES. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:


                                            Amount of Reduction of Facility A
              Quarterly Date                Term Loan Advances as of each Date
              --------------                ----------------------------------

              March 31, 1999                            $5,000,000

               June 30, 1999                            $5,000,000

            September 30, 1999                          $5,000,000

             December 31, 1999                          $5,000,000

              March 31, 2000                            $7,500,000

               June 30, 2000                            $7,500,000

            September 30, 2000                          $7,500,000

             December 31, 2000                          $7,500,000

              March 31, 2001                            $10,000,000

               June 30, 2001                            $10,000,000

            September 30, 2001                          $10,000,000

             December 31, 2001                          $10,000,000

              March 31, 2002                            $12,500,000

               June 30, 2002                            $12,500,000

            September 30, 2002                          $12,500,000

             December 31, 2002                          $12,500,000

              March 31, 2003                            $15,000,000

               June 30, 2003                            $15,000,000

            September 30, 2003                          $15,000,000

             November 12, 2003                          $15,000,000


         (c) FACILITY B TERM LOAN ADVANCES. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                             Amount of Reduction of Facility B
              Quarterly Date                Term Loan Advances as of each Date
              --------------                -----------------------------------

              March 31, 1998                             $625,000

               June 30, 1998                             $625,000

            September 30, 1998                           $625,000

             December 31, 1998                           $625,000

              March 31, 1999                             $625,000

               June 30, 1999                             $625,000

            September 30, 1999                           $625,000

             December 31, 1999                           $625,000

              March 31, 2000                             $625,000

               June 30, 2000                             $625,000

            September 30, 2000                           $625,000

             December 31, 2000                           $625,000

              March 31, 2001                             $625,000

               June 30, 2001                             $625,000

            September 30, 2001                           $625,000

             December 31, 2001                           $625,000

              March 31, 2002                             $625,000

               June 30, 2002                             $625,000

            September 30, 2002                           $625,000

             December 31, 2002                           $625,000

              March 31, 2003                             $625,000

               June 30, 2003                             $625,000

            September 30, 2003                           $625,000

             December 31, 2003                           $625,000

              March 31, 2004                             $625,000

               June 30, 2004                             $625,000

            September 30, 2004                           $625,000

             November 12, 2004                         $233,125,000


         (d) FACILITY C TERM LOAN ADVANCES. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility C Term Loan Advances shall be repaid on each Quarterly Date and on the Facility C Term Loan Maturity Date in such amounts as set forth next to each such date below:


                                             Amount of Reduction of Facility C
              Quarterly Date                Term Loan Advances as of each Date
              --------------                ----------------------------------

              March 31, 1998                             $625,000

               June 30, 1998                             $625,000

            September 30, 1998                           $625,000

             December 31, 1998                           $625,000

              March 31, 1999                             $625,000

               June 30, 1999                             $625,000

            September 30, 1999                           $625,000

             December 31, 1999                           $625,000

              March 31, 2000                             $625,000

               June 30, 2000                             $625,000

            September 30, 2000                           $625,000

             December 31, 2000                           $625,000

              March 31, 2001                             $625,000

               June 30, 2001                             $625,000

            September 30, 2001                           $625,000

             December 31, 2001                           $625,000

              March 31, 2002                             $625,000

               June 30, 2002                             $625,000

            September 30, 2002                           $625,000

             December 31, 2002                           $625,000

              March 31, 2003                             $625,000

               June 30, 2003                             $625,000

            September 30, 2003                           $625,000

             December 31, 2003                           $625,000

              March 31, 2004                             $625,000

               June 30, 2004                             $625,000

            September 30, 2004                           $625,000

             December 31, 2004                           $625,000

              March 31, 2005                             $625,000

               June 30, 2005                             $625,000

            September 30, 2005                           $625,000

             November 12, 2005                         $230,625,000




    (x) SECTION 2.16(a) of the Credit Agreement is hereby amended by amending the first two sentences thereof in their entirety to read as follows:

    The Borrower may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit (the "LETTERS OF CREDIT") for the account of the Borrower or the joint account of the Borrower and any of its Restricted Subsidiaries, from time to time on any Business Day from the date of the initial Advance until the Revolving Commitment Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed at any time outstanding the lesser of
    (i) $75,000,000, and (ii) the sum of (A) the Revolving Credit Commitment MINUS (B) the aggregate principal amount of Revolving Credit Advances then outstanding (the "LETTER OF CREDIT FACILITY"). No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) the date which is five Business Days immediately preceding the Revolving Commitment Maturity Date or (ii) one year after the date of issuance thereof.

    (y) SECTION 2.16(f)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (f)(i) CREDIT FEES. Subject to SECTION 11.9 hereof, the Borrower shall pay to the Administrative Agent for the account of each Lender a credit fee (which shall be payable in arrears on the Revolving Commitment Maturity Date) equal to the product of the Applicable LIBOR Rate Margin in effect from time to time for Revolving Credit Advances multiplied by the average daily amount available for drawing under all outstanding Letters of Credit, computed, subject to SECTION 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed.

    (z) SECTION 2.16(g) of the Credit Agreement is hereby amended by deleting the reference to "Maturity Date" in subsections (i) and (iii) thereof and inserting "Revolving Commitment Maturity Date" in lieu thereof.

    (aa) SECTION 4.1(m) of the Credit Agreement is hereby amended by amending the first sentence thereof in its entirety to read as follows:

    None of the Borrower and its Restricted Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

    (bb) SECTION 4.1(p) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (p) INVESTMENT COMPANY ACT. None of the Borrower and its Restricted Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended. Neither the entering into or performance by the Borrower or any of its Restricted Subsidiaries of any of the Loan Documents nor the issuance of the Notes violate any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body of authority pursuant to any provisions of such act.

    (cc) Article 6 of the Credit Agreement is hereby amended by (i) renumbering existing SECTIONS 6.2, 6.3, 6.4, 6.5 and all references to such Sections in the Credit Agreement and the other Loan Documents to SECTIONS 6.3, 6.4, 6.5 and 6.6, respectively, and (ii) adding "or SECTION 6.2" after the reference to
SECTION 6.1 on the second line of renumbered SECTION 6.3.

    (dd) The Credit Agreement is hereby amended by adding a new SECTION 6.2 thereto to read as follows:

    Section 6.2 ANNUAL FINANCIAL STATEMENTS AND INFORMATION; CERTIFICATE OF NO DEFAULT.

         (a)  Within 105 days after the end of each fiscal year, a copy of
    (i) the consolidated and consolidating balance sheets of the Borrower and its Restricted Subsidiaries, as of the end of the current and prior fiscal years and (ii) consolidated and consolidating statements of earnings, consolidated statements of changes in shareholders' equity, and consolidated and consolidating statements of changes in cash as of and through the end of such fiscal year, all of which (A) consolidated and consolidating statements are prepared in accordance with GAAP and
    (B) consolidated statements are certified by independent certified public accountants acceptable to the Lenders (the Lenders agree that Arthur Andersen & Co. is acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

         (b) Simultaneously with the delivery of the statements required by this SECTION 6.2, a letter from the Borrower's public accountants certifying that no Default was detected during the examination of the Borrower and its Restricted Subsidiaries, and authorizing the Borrower to deliver such financial statements and opinion thereon to the Administrative Agent and Lenders pursuant to this Agreement.

         (c) As soon as available, but in any event within 105 days following the end of each fiscal year, a copy of an annual consolidated and consolidating operating budget of the Borrower and its Restricted Subsidiaries for the succeeding fiscal year.

    (ee) SECTION 6.3(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (a) setting forth at the end of such period, certifications and arithmetical calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with the requirements of SECTIONS 7.1(i), 7.1(j), 7.1(k), 7.3(j), 7.5,

    7.9, 7.10, 7.11, 7.12 and 7.18 hereof, which shall be substantially in the form of EXHIBIT G hereto;

    (ff) Section 7.1(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (i) Guaranties by the Borrower and Indebtedness pursuant to letters of credit in respect of obligations of Foreign Subsidiaries as lessees under Operating Leases (such Guaranty obligation to be calculated as an amount of equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation subject to the terms of the Guaranty multiplied by eight) (i) prior to and including
    December 31, 1997, (A) as set forth on SCHEDULE 11 hereto, and (B) such other Guaranties and Indebtedness pursuant to such letters of credit, together with Investments made pursuant to SECTION 7.3(j) which are in Foreign Entities and Acquisition Consideration for all Foreign Subsidiaries pursuant to SECTION 7.5(b)(ii), not to exceed $5,000,000 in aggregate principal amount, and (ii) for each fiscal year thereafter, such other Guaranties and Indebtedness pursuant to such letters of credit, together with net Investments pursuant to SECTION 7.3(j) which are in Foreign Entities and Acquisition Consideration for all Foreign Subsidiaries pursuant to SECTION 7.5(b)(ii) hereof, not to exceed (A) $60,000,000 or
    (B) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; PROVIDED, HOWEVER, the aggregate amount of any such Individual Guaranty shall not exceed $30,000,000;

    (gg) SECTION 7.1(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (j) mortgage Indebtedness and sale and leaseback transactions in respect of real property, improvements and related personal property owned or leased by the Borrower and its Restricted Subsidiaries (i) prior to and including December 31, 1997, (A) as set forth on SCHEDULE 12 hereto and
    (B) other mortgage Indebtedness and such sale and leaseback transactions in an aggregate principal amount not in excess of $5,000,000 and (ii) during each fiscal year thereafter, together with the book value of assets sold and leased back by the Borrower and its Restricted Subsidiaries during such fiscal year other than pursuant to clauses (a) and (b) of SECTION 7.16 hereof, not to exceed $60,000,000 in aggregate amount; and

    (hh) SECTION 7.1(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (k) other Indebtedness not to exceed in aggregate principal amount outstanding at any time (i) prior to and including December 31, 1997,
    (A) $5,000,000 and (B) provided such Indebtedness is related to an Acquisition permitted by SECTION 7.5, $15,000,000, and (ii) at any time thereafter, (A) 3% of the Total Assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, or (B) if the Leverage Ratio at the end of any fiscal quarter is less than 5.50 to 1, 5% of the Total Assets of the Borrower and its Restricted Subsidiaries on a consolidated basis.

    (ii) SECTION 7.3(i) of Credit Agreement is hereby amended in its entirety to read as follows:

         (i) Assisted Living Investments made after November 12, 1997 not to exceed $50,000,000 in aggregate amount; and

    (jj) SECTION 7.3(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (j) other Investments primarily related to the business of providing healthcare services, including nursing care, rehabilitation therapy and other specialized healthcare services (i) in Domestic Entities (A) prior to and including December 31, 1997, (1) as set forth on SCHEDULE 13 hereto, and (2) such other Investments not to exceed $5,000,000 in aggregate principal amount, and (B) thereafter, not to exceed $50,000,000 in aggregate principal amount, and (ii) in Foreign Entities (A) prior to and including December 31, 1997, (1) as set forth on SCHEDULE 11 hereto and
    (2) such other Investments, together with the aggregate Acquisition Consideration for all Foreign Subsidiaries acquired pursuant to
    SECTION 7.5(b)(ii) hereof and obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof which are not set forth on SCHEDULE 11 hereto, not to exceed $5,000,000 in aggregate principal amount, and (B) for each fiscal year thereafter, such other Investments (calculated net of any repayment of loans and advances by Foreign Entities) together with the Aggregate Consideration for all Foreign Subsidiaries acquired pursuant to SECTION 7.5(b)(ii) hereof and obligations in request of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof, not to exceed in aggregate amount (1) $60,000,000 or
    (2) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; PROVIDED, HOWEVER, that no individual Investment in any Foreign Entity shall exceed $30,000,000.

    (kk) SECTION 7.4(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, properties or business, other than (i) immaterial assets sold or otherwise disposed of in the ordinary course of business, (ii) sales by the Borrower or any of its Restricted Subsidiaries of assets to the Borrower or any other of its Restricted Subsidiaries, (iii) liquidations or dissolutions of Foreign Subsidiaries or Inactive Subsidiaries, (iv) sales of assets occurring during any fiscal quarter that the Leverage Ratio for the fiscal quarter immediately preceding such sale is less than 5.50 to 1 and in which the Net Cash Proceeds thereof are used within 180 days of such sale to purchase assets to be used in the business of the Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof, (v) sales of the facilities set forth on SCHEDULES 8 and 9 hereto, (vi) sales of assets permitted by SECTION 7.16 hereof, (vii) voluntary dissolutions or liquidations of CareerStaff Subsidiaries, or (viii) other sales, leases, transfers or other dispositions of assets for full and fair consideration pursuant to arm's-length transactions, except that to the extent that the aggregate book value of assets sold during any fiscal year exceeds $1,000,000, the Net Cash Proceeds of such excess sales are applied as required pursuant to SECTION 2.5(c) hereof.

    (ll) SECTION 7.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.5 ACQUISITIONS. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make, in one or more transactions, any (a) Acquisition (i) during the fiscal year ending on December 31, 1997 (excluding the Regency Tender and the Regency Merger), unless (A) the Acquisition is of a Restricted Subsidiary or of the assets of a Domestic Entity, (B) the Acquisition (1) is set forth on SCHEDULE 14 hereto or (2) the aggregate Acquisition Consideration for all Acquisitions not set forth on SCHEDULE 14 hereto does not exceed $5,000,000 in principal amount, and (C) such Restricted Subsidiary and its Restricted Subsidiaries, if any, becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) and its Restricted Subsidiaries, if any, (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) shall be pledged pursuant to a Pledge Agreement, or (ii) during any fiscal year thereafter, unless (A) the Acquisition is set forth on SCHEDULE 14 hereto or (B)(1) the Acquisition is of a Restricted Subsidiary or of the assets of a Domestic Entity, (2) the Acquisition Consideration therefor is less than (y) $75,000,000 or (z) $100,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (3) the sum of the Acquisition Consideration therefor, together with the Acquisition Consideration given for all other such Acquisitions during such fiscal year, is less than (y) $125,000,000 or (z) $200,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1 and (4) such Restricted Subsidiary and its Restricted Subsidiaries, if any, becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or equity interest in, such Restricted Subsidiary (other than CareerStaff
    Subsidiaries unless otherwise required by SECTION 5.11) and its Restricted Subsidiaries, if any (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) shall be pledged pursuant to a Pledge Agreement; or (b) Acquisition of a Foreign Subsidiary, during (i) the fiscal year ending December 31, 1997, unless (A) the Acquisition is set forth on
    SCHEDULE 11 hereto or (B) if the Acquisition Consideration for all Acquisitions not set forth on SCHEDULE 11 hereto, together with the aggregate amount of obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof and Investments made pursuant to
    SECTION 7.3(j) which are in Foreign Entities, does not exceed $5,000,000, and (C) to the extent such Foreign Subsidiary is not a Subsidiary of a Foreign Subsidiary, an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Agent to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement, or (ii) any fiscal year thereafter, unless (A) the Acquisition Consideration for all such Acquisitions, together with the aggregate amount of obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) and Investments made pursuant to SECTION 7.3(j) which are in Foreign Entities, does not exceed (1) $60,000,000 or (2) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (B) the Acquisition Consideration for any single Acquisition or series of related Acquisitions does not exceed $30,000,000 and (C) to the extent such Foreign Subsidiary is not a Subsidiary of a Foreign Subsidiary, an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Agent to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement.

    (mm) SECTION 7.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.9 FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a) 1.50 to 1 at the end of the fiscal quarter ending September 30, 1997, (b) 1.40 to 1 at the end of any fiscal quarter thereafter through and including September 30, 1998, (c) 1.50 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, and (d) 1.60 to 1 at the end of any fiscal quarter thereafter.

    (nn) SECTION 7.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.10 LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio to be greater than (a) 6.25 to 1 at the end of the fiscal quarter ending September 30, 1997, (b) 6.75 to 1 at the end of the fiscal quarters ending December 31, 1997, and March 31, 1998, respectively,
    (c) 6.50 to 1 at the end of the fiscal quarters ending June 30, 1998 and September 30, 1998, respectively, (d) 6.00 to 1 at the end of any fiscal quarter thereafter through and including September 30, 1999, (e) 5.75 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2000, (f) 5.50 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, (g) 5.25 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2002, and (h) 5.00 to 1 at the end of any fiscal quarter thereafter; PROVIDED, HOWEVER, to the extent that at any time prior to and including September 30, 1998 the Borrower or any Restricted Subsidiary receives aggregate Net Cash Proceeds from the issuance of Equity in an aggregate amount equal to or greater than $300,000,000, the ratio(s) set forth in clause (b) and/or (c) above shall be reduced by 0.25 commencing with the fiscal quarter immediately succeeding the date on which the aggregate amount of such Net Cash Proceeds equals or exceeds $300,000,000.

    (oo) SECTION 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.11 TOTAL DEBT TO CAPITALIZATION RATIO. The Borrower shall not permit the Total Debt to Capitalization Ratio to be greater than
    (a) 0.75 to 1 at the end of the fiscal quarter ending September 30, 1997,
    (b) 0.85 to 1 at the end of any fiscal quarter thereafter through and including September 30, 1998, (c) 0.83 to 1 at the end of any fiscal quarter thereafter through and including September 30, 1999, (d) 0.82 to 1 at the end of any fiscal quarter thereafter through and including
    September 30, 2000, (e) 0.80 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, (f) 0.78 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2002, and (g) 0.75 to 1 at the end of any fiscal quarter thereafter.

    (pp) SECTION 7.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.16 SALE AND LEASEBACK. Except for (a) the sale and leaseback of those facilities set forth on SCHEDULE 8 hereto and (b) sale and leaseback transactions entered into in connection with Assisted Living Investments permitted pursuant to SECTION 7.3(i) hereof and subject to the limitations thereof, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets except (i) prior to and including December 31, 1997, (A) as set forth on
    SCHEDULE 8 hereto, and (B) other sale and leaseback transactions and mortgage Indebtedness incurred pursuant to SECTION 7.1(j) hereof not to exceed $5,000,000 in aggregate amount, and (ii) during each fiscal year thereafter, together with the aggregate principal amount of Indebtedness in respect of mortgage Indebtedness incurred during such year and permitted pursuant to SECTION 7.1(j) hereof, not to exceed $60,000,000 in aggregate amount.

    (qq) ARTICLE 7 of the Credit Agreement is further amended by renumbering existing SECTION 7.18 thereto as SECTION 7.17.

    (rr) ARTICLE 7 of the Credit Agreement is further amended by adding
SECTION 7.18 thereto to read as follows:

         SECTION 7.18 SENIOR DEBT TO EBITDAR RATIO. The Borrower shall not permit the Senior Debt to EBITDAR Ratio to be greater than (a) 6.00 to 1 at the end of the fiscal quarters ending December 31, 1997 and March 31, 1998, respectively, (b) 5.75 to 1 at the end of the fiscal quarters ending
    June 30, 1998 and September 30, 1998, respectively, (c) 5.50 to 1 at the end of any fiscal quarter thereafter through and including September 30, 1999, (d) 5.25 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2000, (e) 5.00 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, (f) 4.75 to 1 at the end of any fiscal quarter thereafter through and including
    September 30, 2002, and (g) 4.50 to 1 at the end of any fiscal quarter thereafter; PROVIDED, HOWEVER, to the extent that at any time prior to and including September 30, 1998 the Borrower or any Restricted Subsidiary receives aggregate Net Cash Proceeds from the issuance of Equity in an aggregate amount equal to or greater than $300,000,000, the ratio(s) set forth in clause (a) and/or (b) above shall be reduced by 0.25 commencing with the fiscal quarter immediately succeeding the date on which the aggregate amount of such Net Cash Proceeds equals or exceeds $300,000,000.

    (ss) SECTION 8.1(d) of the Credit Agreement is hereby amended by deleting the second "notice" appearing on the fourth line thereof and inserting "knowledge" in lieu thereof.

    (tt) SECTION 8.1(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (k) The Borrower or any of its Restricted Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness which is outstanding in a principal amount of at least $3,000,000 in the aggregate beyond any grace period with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period (or any event thereunder shall occur and be continuing), if the effect of such default or event is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to (i) cause such Indebtedness to become due or prepaid prior to its date of maturity or
    (ii) require the Borrower or any of its Restricted Subsidiaries to purchase or redeem such Indebtedness;

    (uu) SECTION 10.1(b) of the Credit Agreement is hereby amended by amending the parenthetical clause that begins on the fourth line of page 76 of the Credit Agreement in its entirety to read as follows:

    (provided that no Event of Default has occurred and is continuing, with the consent of the Borrower, which consent shall not be unreasonably withheld)

    (vv) SECTION 11.6(D) of the Credit Agreement is hereby amended in its entirety to read as follows:

         Each Lender may assign to one or more Eligible Assignees its rights and obligations under this Agreement and the other Loan Documents; PROVIDED, HOWEVER, that (i) each such assignment shall be subject to the prior written consent of the Administrative Agent and the Borrower, which consent shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the contrary, no consent of the
    (A) Borrower shall be required for any assignment (1) during any time that an Event of Default has occurred and is continuing, (2) to an Affiliate of a Lender, or (3) to an existing Lender hereunder and (B) Administrative Agent shall be required for any assignment to an existing Lender hereunder), (ii) no such assignment shall be in an amount of Commitments less than $10,000,000, unless (A) the portion of the Commitments of the assigning Lender are less than $10,000,000, in which case such assignment may be in an aggregate amount of such Lender's portion of the Commitments or (B) the assignment is to an Affiliate of a Lender or to an existing Lender hereunder, in which case such assignment may be in an amount of Commitments not less than $5,000,000, (iii) the assigning Lender, Administrative Agent and the Eligible Assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement (an "ASSIGNMENT AGREEMENT") in substantially the form of EXHIBIT H hereto together with the Notes subject to such assignment, (iv) the Eligible Assignee or the assigning Lender, as the case may be, shall deliver to the Administrative Agent a processing fee of $3,500, and (v) except as otherwise waived by the Borrower, the Administrative Agent shall give the Borrower notice of any proposed assignment no later than 10 days prior to any assignment. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof and the recordation of the information therein in the Register pursuant to
    SECTION 11.6(j) hereof, (A) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and (B) the Administrative Agent shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish such rights and be released from such obligations under this Agreement.

    (ww) SECTION 11.6(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (j) THE REGISTER. The Administrative Agent shall maintain at its address referred to in SECTION 11.1 a copy of each Assignment Agreement delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders, any U.S. taxpayer identification number, the Specified Percentages of the Lenders (the "Ownership Information") whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment Agreement and the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto. Any transfer of an ownership interest in any Advance, including any right to principal or interest payable with respect to the Advance, shall be subject to and conditioned upon the due recordation of such transfer and the Ownership Information with respect to the transferee in the Register and such transfer shall be effective only upon such recordation (and not prior thereto). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes hereof. The Register shall be available for inspection by the Borrower or any lender at any reasonable time and from time to time upon reasonable prior notice.

    (xx) SECTION 11.11 of the Credit Agreement is hereby amended by amending clauses (b)(viii) thereof in its entirety to read as follows:

         (viii) amend the definition of "Revolving Commitment Maturity Date", "Facility A Term Loan Maturity Date", "Facility B Term Loan Maturity Date" or "Facility C Term Loan Maturity Date" or otherwise extend the "Revolving Commitment Maturity Date", the "Facility A Term Loan Maturity Date", the "Facility B Term Loan Maturity Date" or the "Facility C Term Loan Maturity Date";

    (yy) SECTION 11.11 of the Credit Agreement is hereby further amended by amending clause (b) of the penultimate sentence thereof in its entirety to read as follows:

         (b) with respect to SECTION 2.5(c), 2.5(d), 2.5(e) or 2.5(g), shall be made without the consent of any combination of Lenders whose Total Specified Percentages aggregate at least 66-2/3%.

    (zz) SCHEDULE 1 to the Credit Agreement is hereby amended to be in the form of SCHEDULE 1 hereto, and the applicable Specified Percentages of the New Lenders are established and the applicable Specified Percentages of certain of the Existing Lenders are amended as provided therein.

    (aaa)  SCHEDULES 2, 3, 5, 6, 7, 8, 9, 11, 13 and 14 to the Credit
Agreement are hereby amended to be in the form of SCHEDULES 2, 3, 5, 6, 7, 8, 9, 11, 13 and 14 hereto.

    (bbb) The Compliance Certificate is hereby amended to be in the form of EXHIBIT G hereto.

    2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

    (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

    (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

    (c) the Borrower has full power and authority to execute and deliver this First Amendment, the Notes referred to in SECTION 3(c) of this First Amendment (the "REPLACEMENT NOTES"), and the Credit Agreement, as amended hereby, the execution, delivery and performance of this First Amendment, the Replacement Notes and the Credit Agreement, as amended hereby, has been duly authorized by all corporate action of the Borrower, and this First Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

    (d) neither the execution, delivery and performance of this First Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will contravene or conflict with any law, rule or regulation to which the Borrower or any of its Subsidiaries is subject, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

    (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the (i) execution, delivery or performance by the Borrower of this First Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, or (ii) acknowledgement of this First Amendment by each Guarantor.

    3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of November 13, 1997, subject to the following:

    (a) the Administrative Agent shall have received counterparts of this First Amendment executed by each Co-Agent and each Lender;

    (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

    (c) the Administrative Agent shall have received, for each New Lender and each Existing Lender whose Revolving Credit Specified Percentage, Facility A Term Loan Specified Percentage, Facility B Term Loan Specified Percentage, and/or Facility C Term Loan Specified

Percentage is being revised pursuant to this First Amendment, a Revolving Credit Note, a Facility A Term Loan Note, a Facility B Term Loan Note, and/or a Facility C Term Loan Note, as appropriate, in the amount of its applicable Specified Percentage, as established or amended by this First Amendment;

    (d) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct; and

    (e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall require.

    4.   REFERENCE TO THE CREDIT AGREEMENT.

    (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

    (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    5. ADVANCES. Upon the effectiveness of this Agreement, each of the New Lenders and each of the Existing Lenders whose Revolving Credit Specified Percentage, Facility A Term Loan Specified Percentage, Facility B Term Loan Specified Percentage and/or Facility C Term Loan Specified Percentage is amended by this First Amendment, through the Administrative Agent, by assignments, purchases and adjustments (which shall occur and shall be deemed to occur automatically upon such effectiveness), shall have purchased or sold such Advances so that after giving effect to such assignments, purchases and adjustments, each Lender shall hold, as appropriate, (a) Revolving Credit Advances and Reimbursement Obligations ratably in accordance with its Revolving Credit Specified Percentage, as established or amended hereby, (b) Facility A Term Loan Advances ratably in accordance with its Facility A Term Loan Specified Percentage, as established or amended hereby, (c) Facility B Term Loan Advances ratably in accordance with its Facility B Term Loan Specified Percentage, as established or amended hereby, and/or (d) Facility C Term Loan Advances ratably in accordance with its Facility C Term Loan Specified Percentage, as established or amended hereby. The parties hereto agree that the requirements of
SECTION 11.6 of the Credit Agreement with respect to the Assignments are hereby waived for purposes of this First Amendment only. Each Lender selling and assigning all or any portion of an Advance as a result of this First Amendment hereby represents and warrants that such interest being sold and assigned is free and clear of any Lien or advance claim. Each Lender purchasing all or any portion of an Advance as a result of this First Amendment assumes no obligations of any Lender incurred or as a result of action or inaction by any Lender prior to the effectiveness of this First Amendment other than in respect of Reimbursement Obligations outstanding as of the effectiveness of this First Amendment.

    6.   GUARANTOR'S ACKNOWLEDGEMENT.  By signing below, each of the Guarantors
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment and the Replacement Notes, and
(b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

    7. CONDITIONS SATISFIED. The Administrative Agent hereby represents and warrants that each of the conditions to the initial Advance set forth in
SECTION 3.1 of the Credit Agreement were satisfied prior to or simultaneously with the initial Advance under the Credit Agreement.

    8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

    9. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    10. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Co-Agents, the Administrative Agent and each Lender and their respective successors and assigns.

    11. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

    12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                             SUN HEALTHCARE GROUP, INC.


                             By:
                                  -----------------------------------
                                  Robert D. Woltil
                                  Chief Financial Officer


                             NATIONSBANK OF TEXAS, N.A., as Administrative Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Steven A. Deily
                                  Senior Vice President

                             901 Main Street, 67th Floor
                             Dallas, Texas 75202
                             Attn: Steven A. Deily
                                   Senior Vice President


                             BANK OF AMERICA NATIONAL TRUST & SAVINGS
                             ASSOCIATION, as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             555 South Flower Street, 11th Floor
                             Los Angeles, California 90071
                             Attn:  Lucy B. Nixon


                             SCOTIABANC INC., as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             600 Peachtree Street, N.E., Suite 2700
                             Atlanta, Georgia 30308-2214
                             Attn: Dana Maloney

                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                             as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             US Corporate Banking Division
                             1251 Avenue of the Americas, 12th Floor
                             New York, New York 10020-1104
                             Attn:  Douglas Weir


                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Farboud Tavangar
                                  First Vice President

                             1301 Avenue of the Americas, 18th Floor
                             New York, New York 10019-6022
                             Attn: Evan S. Wasser
                                   Vice President


                             CREDIT SUISSE FIRST BOSTON,
                             as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             11 Madison Avenue, 20th Floor
                             New York, New York 10010
                             Attn:  Robert B. Potter


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             350 South Grand Avenue, Suite 3000
                             Los Angeles, California 90071
                             Attn: Koji Toriumi

                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  James E. Condon
                                  Vice President

                             60 Wall Street, 22nd Floor
                             New York, New York 10260
                             Attn:  James E. Condon


                             PNC BANK, NATIONAL ASSOCIATION,
                             as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             2 PNC Plaza - 2nd Floor
                             620 Liberty Avenue
                             Pittsburgh, Pennsylvania 15265
                             Attn:  Karen George


                             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                             B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             245 Park Avenue
                             New York, New York 10167-0062
                             Attn:  Corporate Services Department

                             with a copy to:

                             13355 Noel Road
                             One Galleria Tower, Suite 1000
                             Dallas, Texas 75240
                             Attn:  Karl F. Propst


                             THE SUMITOMO BANK, LIMITED,
                             as a Co-Agent and as a Lender


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             777 South Figueroa Street, Suite 2600
                             Los Angeles, California 90017
                             Attn: Gary Perkins

                             BANQUE PARIBAS


                             By:
                                  -----------------------------------
                                  Glenn Mealey
                                  Director


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1200 Smith, Suite 3100
                             Houston, Texas 77002
                             Attn:  Glenn Mealey
                                    Director


                             BHF-BANK AKTIENGESELLSCHAFT


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             111 West Ocean Boulevard, Suite 1325
                             Long Beach, California 90802
                             Attn:  L. John Stewart
                                    Vice President

                             with a copy to:

                             590 Madison Avenue
                             New York, New York 10022-2540
                             Attn: Dan Dobrjanskyj
                                   Assistant Vice President


                             DRESDNER BANK AG, NEW YORK BRANCH AND
                             GRAND CAYMAN BRANCH


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------


                             75 Wall Street, 25th Floor
                             New York, New York 10005
                             Attn:
                                   ----------------------------------

                             FINOVA


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             311 South Wacker Drive, Suite 4400
                             Chicago, Illinois 60606
                             Attn:
                                   ----------------------------------

                             THE FUJI BANK LIMITED, LOS ANGELES AGENCY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             333 South Hope Street, Suite 3900
                             Los Angeles, California 90071
                             Attn: Richard G. Bushman
                                   Vice President


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1251 Avenue of the Americas
                             New York, New York 10020-1104
                             Attn:
                                   ----------------------------------


                             THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY


                             By:
                                  ----------------------------------------
                                  Yasushi Satomi
                                  Senior Vice President and Chief Manager

                             801 South Figueroa Street, Suite 500
                             Los Angeles, California 90071
                             Attn:  Dean Kawai
                                    Vice President


                             WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             505 Main Street, Suite 300
                             Fort Worth, Texas 76102
                             Attn: Susan Sheffield
                                   Vice President

                             AMSOUTH BANK


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1900 Fifth Avenue North, AST7FL
                             Birmingham, Alabama 35203
                             Attn:
                                  -----------------------------------


                             GENERAL ELECTRIC CAPITAL CORPORATION


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             3379 Peachtree Road N.E., Suite 560
                             Atlanta, Georgia 90326
                             Attn:
                                   ----------------------------------


                             NATEXIS BANQUE BFCE


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             333 Clay Street, Suite 4340
                             Houston, Texas 77002
                             Attn:
                                   ----------------------------------

                             with a copy to:

                             Natexis Banque BFCE, New York Branch
                             645 Fifth Avenue, 20th Floor
                             New York, New York 10022
                             Attn:  Joan Rankine


                             THE ROYAL BANK OF SCOTLAND, plc


                             By:
                                  -----------------------------------
                                  David Dougan
                                  Vice President

                             Wall Street Plaza, 26th Floor
                             88 Pine Street
                             New York, New York 10005-1801
                             Attn: David Dougan

                             THE SANWA BANK, LIMITED, DALLAS AGENCY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             2200 Ross Avenue, 4100 West
                             Dallas, Texas 75201
                             Attn: Matthew G. Patrick
                                   Vice President


                             SUMMIT BANK


                             By:
                                  -----------------------------------
                                  Christina M. Clausen
                                  Vice President

                             250 Moore Street, 2nd Floor
                             Hackensack, New Jersey 07601
                             Attn: Healthcare Financial Services


                             TORONTO DOMINION (TEXAS), INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             909 Fannin Street, Suite 1700
                             Houston, Texas 77010
                             Attn: Frederic B. Hawley
                                   Manager, Credit Administration

                             with a copy to:

                             31 West 52nd Street, 18th Floor
                             New York, New York 10019
                             Attn: David Perlman
                                   Senior Associate


                             LEHMAN COMMERCIAL PAPER, INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             3 World Financial Center, 8th Floor
                             New York, New York 10285
                             Attn: Joseph McHugh

                             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1295 State Street, 1st Floor
                             Springfield, Massachusetts 01111
                             Attn:  Steven J. Katz


                             METROPOLITAN LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  James Dingler
                                  Director

                             334 Madison Avenue
                             Convent Station, New Jersey 07961-0633
                             Attn: Frank Monfalcone

                             with a copy to:

                             Metropolitan Life Insurance Company
                             1 Madison Avenue, Area 7H
                             New York, New York 10010
                             Attn: Bill Ding, Esq.


                             OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                             (a unit of The Chase Manhattan Bank)


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             380 Madison Avenue, 12th Floor
                             New York, New York 10017
                             Attn: James P. Ferguson


                             KZH HOLDING CORPORATION III


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o The Chase Manhattan Bank
                             450 West 33rd Street, 15th Floor
                             New York, New York 10001
                             Attn:  Virginia Conway

                             PARIBAS CAPITAL FUNDING LLC


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             787 7th Avenue, 32nd Floor
                             New York, New York 10019
                             Attn:  Francois Gauvin

                             with a copy to:

                             Richard Wagman
                             State Street Bank & Trust Co.
                             Two International Place
                             Boston, Massachusetts 02110
                             Telephone: (617) 664-5410
                             Fax:       (617) 664-5366/67/68


                             JACKSON NATIONAL LIFE INSURANCE COMPANY

                             By: PPM America, Inc., as Attorney-in-Fact, on behalf of Jackson National Life Insurance Company


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             225 West Wacker Drive, Suite 1200
                             Chicago, Illinois 60606
                             Attn: Michael DiRe or Guy Petrelli
                                   Private Placements


                             VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                             INCOME TRUST


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             One Parkview Plaza
                             Oakbrook Terrace, Illinois 60602
                             Attn:  Jeffrey W. Maillet


                             PFL LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o AEGON USA Investment Management, Inc.
                             4333 Edgewood Road NE
                             Cedar Rapids, Iowa 52499-5335
                             Attn: John Bailey

                             PEOPLES SECURITY LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             Peoples Security Life Insurance Company
                             c/o AEGON USA Investment Management, Inc.
                             400 West Market Street
                             Louisville, Kentucky 40202
                             Attn:  Securities Department - 10th Floor



                             THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             720 East Wisconsin Avenue
                             Milwaukee, Wisconsin 53202
                             Attn: Securities Department


                             ROYALTON COMPANY

                             By: Pacific Investment Management Company, as its Investment Advisor


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             840 Newport Center Drive
                             Newport Beach, California 92656
                             Attn:  Jason Rosiak


                             MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Merrill Lynch Asset Management
                             800 Scudders Mill Road - Area 1B
                             Plainsboro, New Jersey 08536
                             Attn:  Gilles Marchand

                             SENIOR HIGH INCOME PORTFOLIO, INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Merrill Lynch Asset Management
                             800 Scudders Mill Road - Area 1B
                             Plainsboro, New Jersey 08536
                             Attn:  Gilles Marchand


                             DEBT STRATEGIES FUND, INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Merrill Lynch Asset Management
                             800 Scudders Mill Road - Area 1B
                             Plainsboro, New Jersey 08536
                             Attn:  Gilles Marchand


                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             51 JFK Parkway
                             Short Hills, New Jersey 07078
                             Attn:
                                  -----------------------------------

                             BANKBOSTON, N.A.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             100 Federal Street, Mail Stop:  01-08-05
                             Boston, Massachusetts 02110
                             Attn:
                                   ----------------------------------

                             CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Attorney-In-Fact and on behalf of FAFLIC


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             125 High Street, 14th Floor
                             Boston, Massachusetts 02110
                             Attn: Philip Robbins

                             with a copy to:

                             State Street Bank & Trust
                             Corporate Trust Department
                             Two International Place
                             Boston, Massachusetts 02110
                             Attn: John Tavares, for the account of FAFLIC


                             PRIME INCOME TRUST


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Dean Witter InterCapital, Inc.
                             Two World Trade Center, 72nd Floor
                             New York, New York 10048
                             Attn: Louis A. Pistecchia


                             DEEPROCK & CO.

                             By:  Eaton Vance Management, as Investment Advisor


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             24 Federal Street
                             Boston, Massachusetts 02110
                             Attn:
                                  -----------------------------------

                             FRANKLIN FLOATING RATE TRUST


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             777 Mariners Island Boulevard, 7th Floor
                             San Mateo, California 94404
                             Attn:
                                  -----------------------------------

                             ORIX USA CORPORATION


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             780 Third Avenue, 48th Floor
                             New York, New York 10017-7088
                             Attn: Kiyomi Kosaka
                                   Vice President


                             PILGRIM AMERICA PRIME RATE TRUST


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Pilgrim America Investments, Inc.
                             Two Renaissance Square
                             40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004-4424
                             Attn:
                                  ----------------------------------

                             NORTHERN LIFE INSURANCE COMPANY


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             100 Washington Avenue South, Suite 800
                             Minneapolis, Minnesota 55401
                             Attn: Tim Warrick


                             MORGAN STANLEY SENIOR FUNDING, INC.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1585 Broadway, 10th Floor
                             New York, New York 10036
                             Attn: James Morgan

                             ING HIGH INCOME PRINCIPAL PRESERVATION OFFERING,
                             L.P.

                             By:  ING Capital Advisors, Inc., as Investment
                                  Advisor


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o ING Capital Advisors, Inc.
                             333 South Grand Avenue, Suite 4250
                             Los Angeles, California 90071
                             Attn:
                                  ----------------------------------

                             PARAMOUNT COMPANY

                             By: Pilgrim America Investments, Inc., as its Investment Manager


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Pilgrim America Investments, Inc.
                             Two Renaissance Square
                             40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004-3444

                             with a faxed copy to:

                             State Street Bank and Trust Company
                             Corporate Trust Department
                             Attn: Ray Welliver
                             Ref: Paramount Company
                             Fax: (617) 664-5366/5367/5368


                             SENIOR DEBT PORTFOLIO

                             By: Boston Management and Research, as Investment Advisor


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o Boston Management and Research, as Investment Advisor
                             24 Federal Street
                             Boston, Massachusetts 02110

                             CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                             By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             CypressTree Investment Management Company, Inc. 125 High Street, 14th Floor
                             Boston, Massachusetts 02110


                             ML CBO IV (CAYMAN) LTD.

                             By:  Protective Asset Management Company, as
                                  Collateral Manager


                                   By:
                                       -----------------------------------
                                   Name:
                                        ----------------------------------
                                   Title:
                                        ----------------------------------

                             Protective Asset Management, L.L.C.
                             1150 Two Galleria Tower
                             13455 Noel Road, LB #45
                             Dallas, Texas 75240
                             Attn:  Mark Okada


                             PAMCO CAYMAN LTD.

                             By:  Protective Asset Management Company, as
                                  Collateral Manager


                                  By:
                                       -----------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                        ----------------------------------

                             Protective Asset Management, L.L.C.
                             1150 Two Galleria Tower
                             13455 Noel Road, LB #45
                             Dallas, Texas 75240
                             Attn: Mark Okada


                             MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                             By: Merrill Lynch Asset Management, L.P., as Investment Advisor

                                  By:
                                       ---------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                        --------------------------------------

                             Debt Strategies Fund, Inc.
                             800 Scudders Mill Road - Area 1B
                             Plainsboro, New Jersey 08536
                             Attn: Jill Montanye

                             MERRILL LYNCH PRIME RATE PORTFOLIO

                             By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                                  By:
                                       ----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                             Merrill Lynch Prime Rate Portfolio
                             800 Scudders Mill Road - Area 1B
                             Plainsboro, New Jersey 08536
                             Attn:  Jill Montanye

                             MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             Merrill Lynch, Pierce, Fenner & Smith Incorporated 250 Vesey Street
                             World Financial Center
                             16th Floor, North Tower
                             New York, New York 10281
                             Attn: Janet Hansen


                             INDOSUEZ CAPITAL FUNDING II, LIMITED

                             By: Indosuez Capital Luxembourg, as Collateral Manager


                             By:
                                  -----------------------------------
                                  Philippe Debin
                                  Authorized Signatory

                             P.O. Box 309
                             Ugland House
                             George Town
                             Grand Cayman, Cayman Islands
                             British West Indies

                             with a copy to:

                             Indosuez Capital Funding II, Limited
                             c/o Texas Commerce Bank N.A.
                             Attn:  Joe Elston, Asset Backed Group
                             A/C 17499
                             600 Travis Street, 8th Floor
                             Houston, Texas 77002-8039

                             and

                             Indosuez Capital
                             1211 Avenue of the Americas, 7th Floor
                             New York, New York 10036-8701
                             Attn: Francoise Berthelot

                             TCW LEVERAGED INCOME TRUST, L.P.

                             By:  TCW Advisers (Bermuda), Ltd., as General
                                  Partner


                             By:
                                  -----------------------------------
                                  Mark L. Gold
                                  Managing Director


                             By:  TCW Investment Management Company, as
                                  Investment Adviser


                             By:
                                  -----------------------------------
                                  Justin E. Driscoll
                                  Senior Vice President

                             TCW Leveraged Income Trust, L.P.
                             c/o State Street Bank & Trust Company
                             Two International Place
                             Boston, Massachusetts 02110
                             Attn: Jackie Kilroy

                             and

                             Trust Company of the West
                             865 South Figueroa Street, Suite 1800
                             Los Angeles, California 90017
                             Attn: Elaine Nagos

                             with a copy to:

                             TCW Asset Management Company
                             200 Park Avenue, Suite 2200
                             New York, New York 10166-0228
                             Attn: Mark L. Gold/Justin Driscoll/Jonathan Insull

                             ARES LEVERAGED INVESTMENT FUND, L.P.


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             1999 Avenue of the Stars, Suite 1900
                             Los Angeles, California 90067
                             Attn: Jeff Moore
                                   Principal


                             ARCHIMEDES FUNDING, L.L.C.

                             By:  ING Capital Advisors, Inc., as Collateral
                                  Manager


                             By:
                                  -----------------------------------
                                  Name:
                                        -----------------------------
                                  Title:
                                        -----------------------------

                             c/o ING Capital Advisors, Inc.
                             333 South Grand Avenue, Suite 4250
                             Los Angeles, California 90071
                             Attn:
                                   ----------------------------------

ACKNOWLEDGED AND AGREED:

Sundance Rehabilitation Corporation, a Connecticut corporation
SunQuest Consulting, Inc., a New Mexico corporation
Sunrise Healthcare Corporation, a New Mexico corporation
SunScript Pharmacy Corporation, a New Mexico corporation
Sunrise Rehab of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Florida, Inc., a Florida corporation
LTC Staffinders, Inc., a Connecticut corporation
SunSpectrum Outpatient Rehabilitation-Concord, Inc., a Massachusetts corporation Nursing Home Inc., a Washington corporation
Living Services, Inc., a Washington corporation
Bay Colony Health Service, Inc., a Massachusetts corporation
Bergen Eldercare, Inc., a New Jersey corporation
Community Re-Entry Services of Cortland, Inc., a Delaware corporation
G-WZ of Stamford, Inc., a Connecticut corporation
Manatee Springs Nursing Center, Inc., a Florida corporation
Mediplex Management, Inc., a Massachusetts corporation
Mediplex Management of Palm Beach County, Inc., a Florida corporation
Mediplex Management of Texas, Inc., a Texas corporation
Sun Healthcare Inc., a Colorado corporation
Mediplex of Concord, Inc., a Massachusetts corporation
Mediplex of Connecticut, Inc., a Connecticut corporation
Mediplex of Kentucky, Inc., a Kentucky corporation
Mediplex of Maryland, Inc., a Maryland corporation
Mediplex of Massachusetts, Inc., a Massachusetts corporation
Mediplex of New Hampshire, Inc., a New Hampshire corporation
Mediplex of New Jersey, Inc., a New Jersey corporation
Mediplex of New York, Inc., a New York corporation
Mediplex of Ohio, Inc., an Ohio corporation
Mediplex of Tennessee, Inc., a Tennessee corporation
Mediplex Atlanta Rehabilitation Institute, Inc., a Georgia corporation
Mediplex Rehabilitation of Massachusetts, Inc., a Massachusetts corporation P.M.N.F. Management, Inc., a New Jersey corporation
Quality Care Holding Corp., a Massachusetts corporation
Quality Nursing Care of Massachusetts, Inc., a Massachusetts corporation Spofford Land, Inc., a New Hampshire corporation
Sun Care Corp., a Delaware corporation
HSR Management, Inc., a Delaware corporation
CareerStaff Management, Inc., a Delaware corporation

PRI, Inc., a Texas corporation
CareerStaff Unlimited, Inc., a Delaware corporation
CareerStaff HSR, Inc., a Delaware corporation
Healthcare Staff Resources, Inc., a Texas corporation SunBridge, Inc., a New Mexico corporation
SunMark of New Mexico, a New Mexico corporation
SunChoice Medical Supply, Inc., a New Mexico corporation
HTA of New Jersey, Inc., a New Jersey corporation
New Bedford Acquisition Corp., a Massachusetts corporation
New Bedford Nursing Center, Inc., a Massachusetts corporation Worcester Nursing Center, Inc., a Massachusetts corporation. Cal-Med, Inc., a California corporation
Clipper Home Affiliates, Inc., a New Hampshire corporation Clipper Home of North Conway, Inc., a New Hampshire corporation Clipper Home of Portsmouth, Inc., a New Hampshire corporation Clipper Home of Rochester, Inc., a New Hampshire corporation Clipper Home of Wolfeboro, Inc., a New Hampshire corporation Golan Healthcare Group, Inc., a Massachusetts corporation Goodwin Nursing Home, Inc., a New Hampshire corporation
HC, Inc., a Kansas corporation
Langdon Place of Dover, Inc., a New Hampshire corporation Langdon Place of Exeter, Inc., a New Hampshire corporation Langdon Place of Nashua, Inc., a New Hampshire corporation Masthead Corporation, a New Mexico corporation
Mediplex of Virginia, Inc., a Virginia corporation
Oakview Treatment Centers of Kansas, Inc., a Kansas corporation Pharmacy Factors of California, Inc., a California corporation Pharmacy Factors of Florida, Inc., a Florida corporation Pharmacy Factors of Texas, Inc., a Texas corporation
PHS Continuing Education, Inc., a Texas corporation
Premier Health Staff, Inc., a Texas corporation
SHG International Holdings, Inc., a Delaware corporation Special Medical Services, Inc., a Texas corporation
SunAlliance Health care Services, Inc., a Delaware corporation SunCare Respiratory Services, Inc., an Indiana corporation SunFactors, Inc., a Florida corporation
Sun Lane Purchase Corporation, a New Mexico corporation SunSolution, Inc., a Delaware corporation
The Mediplex Group, Inc., a Massachusetts corporation
Hospital Therapy Service of Texas, Inc., a Texas corporation Regency Health Services, Inc, a Delaware corporation
Braswell Enterprises, Inc., a California corporation
Brittany Rehabilitation Center, Inc., a California corporation Carmichael Rehabilitation Center, a California corporation

Coalinga Rehabilitation Center, a California corporation
Covina Rehabilitation Center, a California corporation
Evergreen Rehabilitation Center, a California corporation Fairfield Rehabilitation Center, a California corporation Fullerton Rehabilitation Center, a California corporation Glendora Rehabilitation Center, a California corporation
Grand Terrace Rehabilitation, a California corporation
Hallmark Health Services, Inc., a California corporation
Harbor View Rehabilitation Center, a California corporation Hawthorne Rehabilitation Center, a California corporation Heritage Rehabilitation Center, a California corporation Huntington Beach Convalescent Hospital, a California corporation Jackson Rehabilitation Center, Inc., a California corporation Linda-Mar Rehabilitation Center, a California corporation Meadowbrook Rehabilitation Center, a California corporation Newport Beach Rehabilitation Center, a California corporation North State Home Health Care, Inc., a California corporation Paradise Rehabilitation Center, Inc., a California corporation Paso Robles Rehabilitation Center, a California corporation Regency-North Carolina, Inc., a North Carolina corporation Regency Rehab Properties, Inc., a California corporation Regency-Tennessee, Inc., a Tennessee corporation
RHS Management Corporation, a California corporation
Rosewood Rehabilitation Center, Inc., a California corporation Shandin Hills Rehabilitation Center, a California corporation Stockton Rehabilitation Center, Inc., a California corporation Vista Knoll Rehabilitation Center, Inc., a California corporation Willowview Rehabilitation Center, a California corporation
First Class Pharmacy, Inc., a California corporation
Care Enterprises, Inc., a Delaware corporation
Americare Homecare, Inc., an Ohio corporation
Care Finance, Inc., a California corporation
Circleville Health Care Corp., an Ohio corporation
Glenville Health Care Corp., a West Virginia corporation
Marion Health Care Corp., an Ohio corporation
New Lexington Health Care Corp., an Ohio corporation
Americare of West Virginia, Inc., a West Virginia corporation Dunbar Health Care Corp., a West Virginia corporation
Beckley Health Care Corp., a West Virginia corporation
Putnam Health Care Corp., a West Virginia corporation
Salem Health Care Corp., a West Virginia corporation
Care Enterprises West, a Utah corporation
Care Home Health Services, a California corporation
SCRS & Communicology Inc., of Ohio, an Ohio corporation

Regency Rehab Hospitals, Inc., a California corporation
Orange Rehabilitation Hospital, Inc., a Delaware corporation
San Bernadino Rehabilitation Hospital, Inc., a Delaware corporation Regency Outpatient Services, Inc., a California corporation
Heritage-Torrance Rehabilitation Center
Oasis Mental Health Treatment Center, Inc.
Regency High School, Inc.
Pacific Beach Physical Therapy, Inc.
Peachwood Physical Therapy, Inc.
Regency Rehabilitation Management and Consulting Services, Inc.



By:
    -------------------------------------
    Robert D. Woltil
    Chief Financial Officer


Accelerated Care Plus, LLC, a Delaware limited liability company

By: Cal-Med, Inc., a California corporation and HC, Inc., a Kansas corporation, members



    By:
        ----------------------------------
        Robert D. Woltil
        Chief Financial Officer


Hospital Therapy Service of Michigan, LLC, a Michigan limited liability company

By: SunCare Respiratory Services, Inc., an Indiana corporation, member



    By:
         ----------------------------------
         Robert D. Woltil
         Chief Financial Officer


Therapists Unlimited-Baltimore/Washington, D.C., L.P., a Texas limited partnership
Therapists Unlimited-Chicago II, L.P., a Texas limited partnership Therapists Unlimited-Detroit II, L.P., a Texas limited partnership

Therapists Unlimited-Fresno, L.P., a Texas limited partnership Therapists Unlimited-Indianapolis, L.P., a Texas limited partnership Therapists Unlimited-New Orleans, L.P., a Texas limited partnership Therapists Unlimited-Philadelphia, L.P., a Texas limited partnership Therapists Unlimited-San Francisco, L.P., a Texas limited partnership Therapists Unlimited-Seattle, L.P., a Texas limited partnership Therapists Unlimited-Travelers, L.P., a Texas limited partnership
HSR Partners, L.P.

By: CareerStaff Management, Inc., a Delaware corporation and the general partner of the above-listed limited partnership Guarantors



    By:
         ----------------------------------------
         Robert D. Woltil
         Chief Financial Officer


West Jersey/Mediplex Rehabilitation, L.P.

By: Mediplex of New Jersey, Inc., a New Jersey corporation and its general partner



    By:
         ----------------------------------------
         Robert D. Woltil
         Chief Financial Officer


Address for all Guarantors:
101 Sun Lane, N.E.
Albuquerque, New Mexico 87109
Attn:    Chief Financial Officer